PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                 APRIL 29, 1996
                                   (as revised December 17, 1996)


TAX-FREE PENNSYLVANIA FUND



1818 Market Street
Philadelphia, PA  19103


For Prospectus and Performance:  Nationwide 800-523-4640

Information on Existing Accounts: (SHAREHOLDERS ONLY)
     Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY)
     Nationwide 800-362-7500


TABLE OF CONTENTS


Cover Page

Investment Objective and Policy

Performance Information

Trading Practices and Brokerage

Purchasing Shares

Investment Plans

Determining Offering Price and
     Net Asset Value

Redemption and Repurchase

Dividends and Distributions

Taxes

Investment Management Agreement

Officers and Trustees

Exchange Privilege

General Information

Appendix A--Description of Ratings

Appendix B--Tax Exempt vs Taxable Yields

Appendix C--Investing in Pennsylvania Tax-Exempt Obligations

Financial Statements















     This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus of DMC Tax-Free Income Trust-Pennsylvania (which is known and does business as Tax-Free Pennsylvania Fund) (the "Fund") dated April 29, 1996, as it may be amended from time to time. It should be read in conjunction with the Fund's Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.
     The Fund offers three classes of shares (individually, a "Class" and collectively, the "Classes"): Tax-Free Pennsylvania Fund A Class ("Class A Shares"), Tax-Free Pennsylvania Fund B Class ("Class B Shares") and Tax-Free Pennsylvania Fund C Class ("Class C Shares"). Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Fund, except where noted.




















INVESTMENT OBJECTIVE AND POLICY

     The objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes as is available from municipal bonds and as is consistent with preservation of capital. There is no assurance that this objective can be achieved. This objective is a matter of fundamental policy and may not be changed without shareholder approval.
     The Fund seeks to achieve this objective by investing its assets in a nondiversified portfolio of debt obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities, certain interstate agencies, Puerto Rico, the Virgin Islands and certain other territories and qualified obligations of the United States that pay interest income which, in the opinion of counsel, is exempt from federal income taxes and from certain Pennsylvania state and local taxes. However, the Fund may invest not more than 20% of its assets in debt obligations issued by other states.
     The Fund intends to invest at least 80% of its net assets in Pennsylvania tax-exempt debt obligations which are rated by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") at the time of purchase as being within their top four grades, or which are unrated but considered by Delaware Management Company, Inc. (the "Manager") to be comparable in quality to the top four grades. The fourth grade is considered medium grade and may have speculative characteristics. The Fund may also invest up to 20% of its net assets in securities with grades lower than the top four grades of S&P or Moody's, and in comparable unrated securities. These securities are speculative and may involve greater risk and have higher yields.
     See Appendix A for a description of S&P and Moody's ratings. The Fund may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental user.
     The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.
     Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that the Fund has no more than 10% of its net assets in illiquid securities.
     The Fund may also invest in "when-issued securities" for which the Fund will maintain a segregated account containing cash or high-grade debt obligations which it will mark to market daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of transaction. During this period between the date of commitment and the date of delivery, the Fund does not accrue interest on the investment, but the market value of the bonds could fluctuate. This would result in the Fund having unrealized appreciation or depreciation which would affect the net asset value of its shares.
     The Fund will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between five and 30 years. From time to time, the Fund may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes. The Fund may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but does not intend to invest more than 5% of its net assets in these instruments. The Manager will attempt to adjust the maturity structure of the portfolio to provide a high level of tax-exempt income consistent with preservation of capital.
     Under abnormal conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. government, its agencies and instrumentalities.
     The principal risk to which the Fund is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of the investment manager. In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. The Fund will invest in both types.
     The Fund is registered as a nondiversified investment company. The Fund has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because the Fund may invest its assets in fewer issuers, the value of Fund shares may fluctuate more rapidly than if the Fund were fully diversified. In the event the Fund invests more than 5% of its assets in a single issuer, it would be affected more than a fully-diversified fund if that issuer encounters difficulties in satisfying its financial obligations. The Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities.
     The Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary portfolio investments, except to:
     1. eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund;
     2. honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases;
     3. reinvest the earnings from securities in like securities; or
     4.   defray normal administrative expenses.

     Repurchase Agreements--While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except under some circumstances to invest cash balances.
     The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 (the "1940 Act") to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.
     A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

Municipal Bonds
     The term "municipal bonds" is generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposals. Such obligations are included within the term "municipal bonds" provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.
     The practice has developed among municipal issuers of having their issues insured by various companies. In particular, the Municipal Bond Insurance Association ("MBIA") and its affiliate, Municipal Bond Investors Assurance Corporation ("MBIA Corp."), Financial Guaranty Insurance Company ("FGIC") and the AMBAC Indemnity Corporation ("AMBAC") are presently insuring a great many issues. It is expected that other insurance associations or companies will enter this field, and that a substantial portion of municipal bond issues available for investment by companies such as the Fund will be insured. Accordingly, from time to time a substantial portion of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest when due by a single insurance company. The Manager will review the creditworthiness of the issuer and its ability to meet its obligations to pay interest and repay principal and not the creditworthiness of the private insurer. However, since insured obligations are typically rated in the top grades by Moody's and S&P, most insured obligations will qualify for investment under the Fund's ratings standards discussed above. If the issuer defaults on payment of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations. The Fund believes such investments are consistent with its fundamental investment policies and restrictions.
     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.
     The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.
     The Tax Reform Act of 1986 (the "Act") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend upon the issuer's compliance with specific requirements after the bonds are issued.
     The Fund intends to seek to achieve a high level of tax-exempt income. However, if the Fund invests in newly-issued private purpose bonds, a portion of Fund distributions would be subject to the federal alternative minimum tax applicable to certain shareholders.

Municipal Leases
     As stated in the Prospectus, a portion of the Fund's assets may be invested in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. The Fund will invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch Investors Service, Inc., or in unrated COPs believed to be of comparable quality.
     The Fund follows certain guidelines to determine whether the COPs held in the Fund's portfolio constitute liquid investments. These guidelines set forth various factors to be reviewed by the Manager and which will be monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated; (b) the size of the municipal securities market for the Fund both in general and with respect to COPs; and
(c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.

     Investment Restrictions--The Fund has adopted the following restrictions which, along with its investment objective, cannot be changed without approval by the holders of a "majority of the outstanding voting shares" of the Fund, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.
     The Fund shall not:
     1. Purchase securities other than municipal bonds and taxable short-term investments as defined above.
     2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.
     3.   Sell securities short.
     4.   Write or purchase put or call options.
     5. Underwrite the securities of other issuers, except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of the Fund's net assets in illiquid assets.
      6.  Purchase or sell commodities or commodity contracts.
      7. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein.
      8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan. Not more than 10% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days.
      9. With respect to 50% of the value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.
     10. Invest in companies for the purpose of exercising control.
     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
     12. Invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
     Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.
     From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentages resulting from change in value of net assets will not result in a violation of the restrictions.

Special Considerations Relating to Pennsylvania Tax-Exempt
Securities
     The Fund concentrates its investments in the Commonwealth of Pennsylvania. Therefore, there are risks associated with the Fund that would not be present if the Fund were diversified nationally. These risks include any new legislation that would adversely affect Pennsylvania tax-exempt obligations, regional or local economic conditions that could adversely affect these obligations, and differing levels of supply and demand for municipal bonds particular to the Commonwealth of Pennsylvania.























PERFORMANCE INFORMATION

     From time to time, the Fund may state total return for each Class in advertisements and other types of literature. Any statement of total return performance data will be accompanied by information on the Fund's average annual compounded total rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. The Fund may also advertise aggregate and average total return information for each Class over additional periods of time.
     The average annual total rate of return for a Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                          n
                                     P(1+T)   =  ERV

Where:   P     =    a hypothetical initial purchase order of
                    $1,000 from which, in the case of only Class
                    A Shares, the maximum front-end sales charge, if any, is deducted;

         T     =    average annual total return;

         n     =    number of years;

       ERV     =    redeemable value of the hypothetical $1,000
                    purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C
                    Shares.

     In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for the Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charge or a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.
     Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to the Class A Shares and that all distributions are reinvested at net asset value and, with respect to the Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.
     The performance of Class A Shares and Class B Shares, as shown below, is the average annual total return quotations through February 29, 1996. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%.
     The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at February 29, 1996. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at February 29, 1996 and therefore does not reflect the deduction of a CDSC.
     Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                    Average Annual Total Return
               Class A Shares(1)   Class A Shares(1)
               (at Offer)          (at NAV)
1 year
 ended
2/29/96        4.82%               10.08%

3 years
 ended
2/29/96        3.77%               5.47%

5 years
 ended
2/29/96        7.04%               8.09%

10 years
 ended
2/29/96        7.19%               7.71%

15 years
 ended
2/29/96        9.47%               9.82%

 Period
3/23/77(2)
through
2/29/96        6.49%               6.77%

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2)  Date of initial public offering of Class A Shares.





                  Average Annual Total Return
               Class B Shares Class B Shares
               (Including     (Excluding
               Deferred Sales Deferred Sales
               Charge)        Charge)
1 year
ended
2/29/96        5.19%          9.19%

Period
5/2/94(1)
through
2/29/96        4.42%          6.51%

(1)  Date of initial public offering of Class B Shares.


     The performance of Class C Shares, as shown below, is the aggregate total return quotation through February 29, 1996. The aggregate total return for Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at February 29, 1996. The aggregate total return for Class C Shares excluding deferred sales charge assumes the shares were not redeemed at February 29, 1996 and therefore does not reflect the deduction of a CDSC.

                   Aggregate Total Return
          Class C Shares   Class C Shares
          (Including       (Excluding
          Deferred         Deferred
          Sales Charge)    Sales Charge)
Period
11/29/95(1)
through
2/29/96        0.20%        1.19%

(1) Date of initial public offering; total return for this short of a time period may not be representative of longer-term results.


     As stated in the Prospectus, the Fund may also quote its current yield for each Class in advertisements and investor communications.










     The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                             a -- b
                              ----      6
                  YIELD =  2[(  cd   + 1)  - 1]

Where:    a    =    dividends and interest earned during the
                    period;

          b    =    expenses accrued for the period (net of
                    reimbursements);

          c    =    the average daily number of shares
                    outstanding during the period that were
                    entitled to receive dividends;

          d    =    the maximum offering price per share on the
                    last day of the period.



     The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of Class A Shares, Class B Shares and Class C Shares as of February 29, 1996 using this formula were 4.59%, 4.03% and 4.03%, respectively. Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. Actual yield may be affected by variations in sales charges on investments.
     Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of the Fund in the future.
     The Fund may also publish a tax-equivalent yield concerning a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to such Class' yield. For the 30-day period ended February 29, 1996, the tax-equivalent yield of Class A Shares, Class B Shares and Class C Shares was 6.65%, 5.84% and 5.84%, respectively, assuming a federal income tax rate of 31%. These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, the Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.
     Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.
     See Appendix B for additional yield information.
     Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales in the Fund. Any indices used are not managed for any investment goal.

     CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

     Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

     Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

     Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

     Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

     Current interest rate and yield information   on government
debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also, current rate information on municipal debt obligations of various durations, as reported daily by The Bond Buyer, may also be used.

The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.
     From time to time, the Fund may also quote actual yield and/or total return performance for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors.
     For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.
     Comparative information on the Consumer Price Index and the CDA Municipal Bond Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods.
It does not represent a return from an investment. The CDA Municipal Bond Index was developed and is maintained by CDA Technologies, Inc. The Index is comprised of 115 separately-managed municipal bond mutual funds and tracks the performance of each fund, reflecting the reinvestment of any dividend and capital gains distributions paid during a specified period.
     The total return performance for a Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period and the impact of the maximum front-end sales charge or contingent deferred sales charge, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. The net asset value of the Fund fluctuates so shares, when redeemed, may be worth more or less than the original investment and past Fund performance should not be considered as representative of future results.
     The following tables are examples, for purposes of illustration only, of cumulative total return performance for Class A Shares, Class B Shares and Class C Shares through February 29, 1996. Comparative information on the Consumer Price Index is also included.
     The performance of the Class A Shares as shown below, reflects maximum front-end sales charges. The performance of the Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                     Cumulative Total Return
               Class A Shares(1)   Consumer
               (at Offer)          Price Index(2)
3 months
ended
2/29/96        (3.96%)             0.85%

6 months
ended
2/29/96        (0.73%)             1.31%

9 months
ended
2/29/96        0.48%               1.77%

1 year
ended
2/29/96        4.82%               2.65%

3 years
ended
2/29/96        11.75%              8.25%

5 years
ended
2/29/96        40.52%              14.91%

10 years
ended
2/29/96        100.20%             41.69%

15 years
ended
2/29/96        288.54%             76.30%

Period
3/23/77(3)
through
2/29/96        229.28%             160.40%

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2)  Source--Department of Labor.
(3)  Date of initial public offering of Class A Shares.


                    Cumulative Total Return
               Class B Shares   Class B Shares
               (Including       (Excluding       Consumer
               Deferred Sales   Deferred Sales   Price
               Charge)          Charge)          Index(1)
3 months
ended
2/29/96       (3.40%)           0.58%            0.85%

6 months
ended
2/29/96        (0.17%)          3.83%            1.31%

9 months
ended
2/29/96        0.86%            4.86%            1.77%

1 year
ended
2/29/96        5.19%            9.19%            2.65%

Period
5/2/94(2)
through
2/29/96        8.23%            12.23%           5.09%

(1)  Source:  Department of Labor.
(2)  Date of initial public offering of Class B Shares.


               Cumulative Total Return
               Class C Shares Class C Shares
               (Including     (Excluding
               Deferred       Deferred       Consumer
               Sales          Sales          Price
               Charge)        Charge)        Index(2)
Period
11/29/95(1)
through
2/29/96        0.20%          1.19%          0.85%

(1) Date of initial offering of Class C Shares; total return for this short of a time period may not be representative of longer-term results.
(2)  Source--Department of Labor.


     Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
     For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.
     Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of low fund share prices. Delaware Group offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Redemption and Repurchase for a complete description of these services including restrictions or limitations.
     The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                     Number
          Investment     Price Per   of Shares
          Amount         Share       Purchased

Month 1   $100           $10.00      10
Month 2   $100           $12.50       8
Month 3   $100           $ 5.00      20
Month 4   $100           $10.00      10
          ----           ------      --

          $400           $37.50      48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

This example is for illustration purposes only. It is not intended to represent the actual performance of the Fund.

THE POWER OF COMPOUNDING
     When you opt to reinvest your current income for additional
Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
     Results at various assumed fixed rates of return on a $10,000 investment compounded monthly tax-free for 10 years:

          5%        6%        7%        8%
          Rate of   Rate of   Rate of   Rate of
          Return    Return    Return    Return

 1 Year   $10,512   $10,617   $10,723   $10,830
 2 Years  $11,049   $11,272   $11,498   $11,729
 3 Years  $11,615   $11,967   $12,330   $12,702
 4 Years  $12,209   $12,705   $13,221   $13,757
 5 Years  $12,833   $13,488   $14,177   $14,898
 6 Years  $13,490   $14,320   $15,201   $16,135
 7 Years  $14,180   $15,203   $16,300   $17,474
 8 Years  $14,906   $16,141   $17,479   $18,924
 9 Years  $15,668   $17,137   $18,743   $20,495
10 Years  $16,470   $18,194   $20,097   $22,196



     These figures are calculated on a fixed interest rate and assume no fluctuation in the value of principal. These figures are not intended to be a projection of investment results and do not reflect any sales charges or any actual performance results of any of the Classes.



TRADING PRACTICES AND BROKERAGE

     The Fund selects brokers, dealers and banks to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.
     During the past three fiscal years of the Fund there were no brokerage commissions paid.
     The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.
     As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.
     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker.
It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of its shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
     Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. Portfolio transactions will be undertaken only to accomplish the Fund's objectives and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold: (1) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield; (2) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio; (3) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate; or (4) when the Manager anticipates a decline in value due to market risk or credit risk. The Fund anticipates the portfolio turnover rate will ordinarily be less than 100%.
     During the past two fiscal years, the Fund's portfolio turnover rates were 18% for 1995 and 25% for 1996. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.





























PURCHASING SHARES

     The Distributor serves as the national distributor for the Fund's shares, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for additional information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.
     The minimum initial purchase is generally $1,000 for each Class. Subsequent purchases must generally be at least $100.
The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under a Delaware Group Asset Planner Service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.
     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that does not exceed $1,000,000. The Fund will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.
     The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.
     Class A Shares are purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.
     Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares approximately eight years after purchase.
     Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.
     See Automatic Conversion of Class B Shares in the Prospectus, and Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 in this Part B.
     Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is assessed by the Fund for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
     The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert into another class.

Class A Shares
     Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

                              Class A Shares

                                                       Dealer's
                  Front-End Sales Charge as % of  Commission***
Amount of Purchase           Offering   Amount         as % of
                              Price     Invested** Offering Price


Less than $100,000            4.75%     4.96%          4.00%
$100,000 but under $250,000   3.75      3.90           3.00
$250,000 but under $500,000   2.50      2.60           2.00
$500,000 but under
    $1,000,000*               2.00      2.01           1.60

    * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.

     **   Based upon the net asset value per share of Class A
          Shares as of the end of the Fund's most recent fiscal year.

     *** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


          The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund.

          Such reduced front-end sales charges are not retroactive.

          From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.


     Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                        Dealer's
                                        Commission
                                        (as a percent-
Amount                                  age of amount
of Purchase                             purchased)

Up to $2 million                        1.00%
Next $1 million up to $3 million        .75
Next $2 million up to $5 million        .50
Amount over $5 million                  .25

     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds, as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund's Prospectus) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C
Shares
     Class B and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. Nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange in the Prospectus for a list of the instances in which the CDSC is waived.
     The following table sets forth the rates of the CDSC for Class B Shares of the Fund:

                         Contingent Deferred
                         Sales Charge (as a
                         Percentage of Dollar
                         Amount Subject
Year After Purchase Made       to Charge)

     0-2                      4%
     3-4                      3%
     5                        2%
     6                        1%
     7 and thereafter         None

During the seventh year after purchase, and thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus.

Plans Under Rule 12b-1
     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a separate plan for each of Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.
     The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The 12b-1 Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
     In addition, the Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.
     The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis up to .30% of Class A Shares' average daily net assets for the year, and up to 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce these amounts at any time.
     Effective June 1, 1992, the Board of Trustees has determined that the annual fee payable on a monthly basis for the Class A Shares, pursuant to its Plan, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating Class A Shares' 12b-1 expense, such expense is a Class expense so that all such shareholders of the Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate per share. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan relating to Class A Shares will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan relating to Class A Shares, such Plan permits the Fund to pay a full .30% on all assets of Class A Shares at any time.
     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from the Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.
     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.
     The Plans and the Distribution Agreement, as amended, have been approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.
     Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Fund must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.
     During the fiscal year ended February 29, 1996, payments from Class A Shares pursuant to its Plan amounted to $1,914,966 and such amount was used for the following purposes: Advertising
- $1,105; Annual/Semi-Annual Reports - $12,122; Broker Trails - $1,569,922; Commissions to Wholesalers - $108,644; Dealer Service Expenses - $12,400; Promotional-Broker Meetings - $51,888; Promotional-Other - $42,219; Prospectus Printing - $18,966; Telephone - $19,187; and Wholesaler Expenses - $78,513.
     During the fiscal year ended February 29, 1996, payments from Class B Shares pursuant to its Plan amounted to $163,170 and such amount was used for the following purposes: Broker Sales Charges - $56,926; Broker Trails - $40,772; Commissions to Wholesalers - $7,359; Interest on Broker Sales Charges - $57,294; Promotional- Broker Meetings - $742; and Telephone - $77.
     During the period November 29, 1995 (date of initial public offering) through February 29, 1996, payments from Class C Shares pursuant to its Plan amounted to $176 and such amount was used for the following purposes: Broker Sales Charges - $163; and Interest on Broker Sales Charges - $13.
     The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

Other Payments to Dealers - Class A, Class B and Class C Shares
     From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
     Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
     Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.
     Current and former officers, trustees and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any of the funds in the Delaware Group, including any fund that may be created, at net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.


Letter of Intention
     The reduced front-end sales charges described above with respect to the Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Fund and the corresponding class of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Group funds.

Combined Purchases Privilege
     In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).
     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
     In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
     Holders of Class A Shares who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.
     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
     Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) in connection with the features described above.




























INVESTMENT PLANS

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class (based on the net asset value in effect on the payable date) and credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income and of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.
     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements stated in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Group Funds
     Subject to applicable eligibility and minimum initial purchase requirements of each fund and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest their dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.
     Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B or Class C Shares. Likewise, dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Classes Offered under Classes of Shares in the Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.
     Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following two ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                               *     *     *

     Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.
     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.


















































DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by the Fund after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.
     The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders
will not be processed.   An example showing how to calculate the
net asset value per share and, in the case of the Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.
     The Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of Fund shares outstanding. In determining the Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Fund. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees are accrued daily.
     Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

     Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for the Class A Shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee is required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.
     In addition to redemption of shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.
     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.
     Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund's Prospectus. Redemptions of Class B Shares are subject to the following CDSC: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and
(iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge under Classes of Shares in the Fund's Prospectus. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor its Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.
     Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.
     If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the redemption request will be honored but the proceeds will not be mailed until the Fund is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.
     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.
     In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.
     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind.
Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.
     The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
     Before the Fund involuntarily redeems shares from an account that, under the circumstances listed in the Prospectus, has remained below the minimum amounts required by the Fund's Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $1,000 and will be allowed 60 days from that date of notice to make an additional investment to meet the required minimum of $1,000. See The Conditions of Your Purchase under Buying Shares in the Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                               *     *     *

     The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
     Shareholders or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.
     In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone number listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:
     1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.
     2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.
     Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.
     To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.
     Telephone redemptions for shares recently purchased by check will not be honored unless the Fund is reasonably satisfied that the purchase check has cleared.
     If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.
     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by Fund shareholders are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
     Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price or net asset value, as applicable for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.
     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.
     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.
     Withdrawals under this plan made concurrently with the purchases of additional shares of the same fund may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our Retirement Plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase.
     Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge
- Class B And Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus. Shareholders should consult their financial adviser to determine whether a Systematic Withdrawal Plan would be suitable for them.
     An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Wealth Builder Option
     Shareholders of the Fund may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus.
     The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.
     Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.
     Shareholders can also use the Wealth Builder Option to invest in the Fund through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund's Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.


























DIVIDENDS AND DISTRIBUTIONS

     The Fund declares a dividend to shareholders of net investment income on a daily basis. Dividends are declared each day the Fund is open and are paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.
     Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that each Class will alone incur distribution fees under its 12b-1 Plan. See Plans Under Rule 12b-1.
     Dividends are automatically reinvested in additional shares at net asset value on the payable date, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.
     Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholder elects to receive them in cash. The Fund will mail a quarterly statement showing dividends paid and all the transactions made during the period.
The Fund anticipates that substantially all dividends paid to shareholders will be exempt from federal and Pennsylvania income taxes and from certain Pennsylvania state and local taxes. Information concerning the tax status of dividends and distributions will be mailed to shareholders annually, including what portion, if any, of the Fund's distribution is subject to the federal alternative minimum tax should the Fund invest in "private purpose" bonds.










































TAXES

Federal Income Tax Aspects
     The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as not to be liable for federal income tax to the extent its earnings are distributed. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.
     Distributions by the Fund representing net interest received on municipal bonds are considered tax-exempt and are not includable by shareholders in gross income for federal income tax purposes because the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies distributing exempt-interest dividends. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax.
     For federal income tax purposes, the Fund's portfolio securities had net unrealized appreciation at February 29, 1996 of $64,604,249 on the basis of specific cost.
     Distributions representing net interest income received by the Fund from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income and will not qualify for the deduction for dividends-received by corporations. Distributions of long-term capital gains realized by the Fund, if any, will be taxable to shareholders as long-term capital gains regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Statements as to the tax status of each investor's dividends or distributions will be mailed annually. The percentage of taxable income at the end of the year will not necessarily bear relationship to the experience over a shorter period of time. Shareholders may incur a tax liability for federal, state and local taxes upon the sale or redemption of shares of the Fund.
     Section 265 of the Internal Revenue Code provides that interest paid on indebtedness incurred or continued to purchase or carry obligations the interest on which is tax-exempt, and certain expenses associated with tax-exempt income, are not deductible. It is probable that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible.
     The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by "industrial development bonds" or for investors who are "related persons" thereof within the meaning of Section 103 of the Internal Revenue Code. Persons who are or may be considered "substantial users" should consult their tax advisers in this matter before purchasing shares of the Fund.
     The Fund intends to use the "average annual" method of allocation in the event the Fund realizes any taxable interest income. Under this approach, the percentage of interest income earned that is deemed to be taxable in any year will be the same for each shareholder who held shares of the Fund at any time during the year.

State and Local Taxes
     See Taxes in the Prospectus for a discussion of Pennsylvania taxation. Shares of the Fund may be taxable for purposes of Pennsylvania inheritance and estate tax.
     Shareholders of the Fund who are residents of the City of Pittsburgh may be required to pay Pittsburgh School District and City personal property tax on their equitable interest of that portion of the assets of the Fund which are not exempt from such tax. However, since the Fund's inception, none of its assets have been liable for such tax.
     Distributions by the Fund may not be exempt from state or local income tax in states other than Pennsylvania. Shareholders of the Fund are advised to consult their own tax adviser in this regard.































INVESTMENT MANAGEMENT AGREEMENT

     The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Fund's Board of Trustees.
     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on February 29, 1996 were approximately $10,645,322,000. Investment advisory services are also provided to institutional accounts with assets on February 29, 1996 of approximately $18,852,783,000.
     The Investment Management Agreement for the Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995.
     The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of trustees of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.
     The Investment Management Agreement provides that the Fund shall pay the Manager a management fee equal to (on an annual basis) .60% on the first $500 million of the Fund's average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million, less all trustees' fees paid to the unaffiliated trustees of the Fund.
     On February 29, 1996, the total net assets of the Fund were $1,023,872,263. Investment management fees paid by the Fund for the past three fiscal years were $5,790,585 for 1994, $5,743,977 for 1995 and $5,877,033 for 1996.
     Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees of the Fund who are affiliated with the Manager. The Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The ratios of expenses to average daily net assets for Class A Shares and Class B Shares for the fiscal year ended February 29, 1996 were 0.90% and 1.71%, respectively. Each ratio reflects the impact of each Class' respective 12b-1 Plan. The Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be approximately equal to that of the Class B Shares.

Distribution and Service
     The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor under a Distribution Agreement dated April
3, 1995, as amended on November 29, 1995.   The Distributor is an
affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

     The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


OFFICERS AND TRUSTEES

     The business and affairs of the Fund are managed under the direction of its Board of Trustees.
     Certain officers and trustees of the Fund hold identical positions in each of the other funds in the Delaware Group. On March 31, 1996, the Fund's officers and trustees, as a group, owned less than 1% of the outstanding shares of the Class A Shares, Class B Shares and Class C Shares, respectively.
     As of March 29, 1996, management believes Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, P.O. Box 41621, Jacksonville, FL 32203 held of record for the benefit of others 7,199,531 shares (6.11%) of the outstanding shares of the Class A Shares. As of the same date, management believes Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 158,405 shares (6.15%) of the outstanding shares of the Class B Shares. Also, as of the same date, management believes Jerry Tomchick and Madeline R. Tomchick, 668 South 5th Ave., Royersford, PA 19468 held 11,554 shares (36.72%); Luis Vera and Ana Arreaga, 12601 Chilton Rd., Philadelphia, PA 19154 held 7,101 shares (22.56%); Alan Toltzis and Claudia Rosenberg, 664 Leslie Ln., Yardley, PA 19067 held 3,559 shares (11.31%); Delaware Management Company, Inc., Attn. Joseph H. Hastings, 1818 Market Street, Philadelphia, PA 19103 held for the benefit of others 2,983 shares (9.48%); and Robert L. DiPaolo and Lucia V. DiPaolo, 1204 Dogwood Dr., Reading, PA 19609 held 2,947 shares (9.37%) of the outstanding shares of the Class C Shares.
     DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval. DMH and the Manager are now wholly owned subsidiaries, and subject to the ultimate control of, Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
     Trustees and principal officers of the Fund are noted below along with their ages and their business experience for the past
five years.   Unless otherwise noted, the address of each officer
and trustee is One Commerce Square, Philadelphia, PA 19103.



































*Wayne A. Stork (59)
     Chairman, President, Chief Executive Officer, Trustee and/or
          Director of the Fund, 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
     Chairman and Director of Delaware Pooled Trust, Inc., Delaware Distributors, Inc., Delaware Capital
          Management, Inc. and Delaware Investment & Retirement
          Services, Inc.
     Chairman, President, Chief Executive Officer, Chief

          Investment Officer and Director of Delaware
          Management Company, Inc.
     Chairman, Chief Executive Officer and Director of Delaware

          International Advisers Ltd.
          Director of Delaware Service Company, Inc.
     During the past five years, Mr. Stork has served in various executive capacities at different times
          within the Delaware organization.

Winthrop S. Jessup (51)
     Executive Vice President of the Fund, 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware
          Management Holdings, Inc.
     President and Chief Executive Officer of Delaware Pooled

          Trust, Inc.
     President and Director of Delaware Capital Management, Inc.
     Executive Vice President and Director of DMH Corp., Delaware

          Management Company, Inc., Delaware International

          Holdings Ltd. and Founders Holdings, Inc.
     Vice Chairman and Director of Delaware Distributors, Inc.
     Vice Chairman of Delaware Distributors, L.P.
     Director of Delaware Service Company, Inc., Delaware
           International Advisers Ltd., Delaware Management Trust

           Company and Delaware Investment & Retirement Services,

           Inc.
     During the past five years, Mr. Jessup has served in various executive capacities at different times within the

           Delaware organization.


*Trustee affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.


Richard G. Unruh, Jr. (57)
     Executive Vice President of the Fund and each of the other
          17 investment companies in the Delaware Group.
     Executive Vice President and Director of Delaware Management

          Company, Inc.
     Senior Vice President of Delaware Management Holdings, Inc.

          and Delaware Capital Management, Inc.
     Director of Delaware International Advisers Ltd.
     During the past five years, Mr. Unruh has served in various executive capacities at different times within the

          Delaware organization.

Paul E. Suckow (49)
     Executive Vice President/Chief Investment Officer, Fixed

          Income of the Fund, each of the other 17 investment companies in the Delaware Group and Delaware Management
          Company, Inc.
     Executive Vice President/Chief Investment Officer/Fixed

          Income and Director of Founders Holdings, Inc.
     Senior Vice President/Chief Investment Officer, Fixed Income

          of Delaware Management Holdings, Inc.
     Director of Founders CBO Corporation.
     Senior Vice President of Delaware Capital Management, Inc.
     Director, HYPPCO Finance Company Ltd.
     Before returning to the Delaware Group in 1993, Mr. Suckow was Executive Vice President and Director of Fixed

          Income for Oppenheimer Management Corporation, New

          York, NY from 1985 to 1992.  Prior to that, Mr. Suckow

          was a fixed-income portfolio manager for the Delaware

          Group.

Walter P. Babich (69)
     Trustee and/or Director of the Fund and each of the other 17 investment companies in the Delaware Group.
     460 North Gulph Road, King of Prussia, PA  19406.
     Board Chairman, Citadel Constructors, Inc.
     From 1986 to 1988, Mr. Babich was a partner of Irwin &
          Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (58)
     Trustee and/or Director of the Fund and each of the other 17 investment companies in the Delaware Group.
     500 Fifth Avenue, New York, NY  10110.
     Founder and Managing Director, Anthony Knerr & Associates. From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
          University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.


Ann R. Leven (56)
     Trustee and/or Director of the Fund and each of the other 17 investment companies in the Delaware Group.
     785 Park Avenue, New York, NY  10021.
     Treasurer, National Gallery of Art.
     From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal
          Officer of the Smithsonian Institution,Washington, DC,and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (76)
     Trustee and/or Director of the Fund and each of the other 17 investment companies in the Delaware Group.
     City Hall, Philadelphia, PA  19107.
     Philadelphia City Councilman.

Charles E. Peck (71)
     Trustee and/or Director of the Fund and each of the other 17 investment companies in the Delaware Group.
     P.O. Box 1102, Columbia, MD  21044.
     Secretary/Treasurer, Enterprise Homes, Inc.
     From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
          Officer of The Ryland Group, Inc., Columbia, MD.

David K. Downes (56)
     Senior Vice President/Chief Administrative Officer/Chief
          Financial Officer of the Fund, each of the other 17 investment companies in the Delaware Group and Delaware Management Company, Inc.
     Chairman and Director of Delaware Management Trust Company. Chief Executive Officer and Director of Delaware Investment
          & Retirement Services, Inc.
     Executive Vice President/Chief Administrative Officer/Chief Financial Officer/Treasurer of Delaware
          Management Holdings, Inc.
     Senior Vice President/Chief Financial Officer/Treasurer and Director of DMH Corp.
     Senior Vice President/Chief Administrative Officer and
          Director of Delaware Distributors, Inc.
     Senior Vice President/Chief Administrative Officer of
          Delaware Distributors, L.P.
     Senior Vice President/Chief Administrative Officer/Chief
          Financial Officer and Director of Delaware
          Service Company, Inc.
     Chief Financial Officer and Director of Delaware
          International Holdings Ltd.
     Senior Vice President/Chief Financial Officer/Treasurer of
          Delaware Capital Management, Inc.
     Senior Vice President/Chief Financial Officer and Director
          of Founders Holdings, Inc.
     Director of Delaware International Advisers Ltd.
     Before joining the Delaware Group in 1992, Mr. Downes was
          Chief Administrative Officer, Chief
          Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992 and Vice Chairman from March 1992 through August 1992.


George M. Chamberlain, Jr. (49)
     Senior Vice President and Secretary of the Funds, each of the other 17 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.
     Executive Vice President, Secretary and Director of Delaware Management Trust Company.
     Senior Vice President, Secretary and Director of DMH Corp., Delaware Management Company, Inc.,
          Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.
     Secretary and Director of Delaware International Holdings
          Ltd.
          Director of Delaware International Advisers Ltd.
     Attorney.
     During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Patrick P. Coyne (33)
     Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Group and

          Delaware Management Company, Inc.
     During the past five years, Mr. Coune has served in such capacity within the Delaware organization.

Joseph H. Hastings (47)
     Vice President/Corporate Controller of the Fund, each of the other 17 investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
     Chief Financial Officer/Treasurer of Delaware Investment &
          Retirement Services, Inc.
     Executive Vice President/Chief Financial Officer/Treasurer
          of Delaware Management Trust Company.
     Assistant Treasurer of Founders CBO Corporation.
     1818 Market Street, Philadelphia, PA  19103.
     Before joining the Delaware Group in 1992, Mr. Hastings was
          Chief Financial Officer for Prudential
          Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.



Michael P. Bishof (34)
     Vice President/Treasurer of the Fund, each of the other 17 investment companies in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware Service Company, Inc. and Founders Holdings, Inc.
     Vice President/Manager of Investment Accounting of Delaware
          International Holdings Ltd.
     Assistant Treasurer of Founders CBO Corporation.
     1818 Market Street, Philadelphia, PA  19103.
     Before joining the Delaware Group in 1995, Mr. Bishof was a
          Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston
           Investment Management, New York, NY from 1993 to 1994

           and an Assistant Vice President for Equitable Capital

          Management Corporation, New York, NY from 1987 to 1993.


     The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended February 29, 1996 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of April 18, 1996.


                              Pension or
                              Retirement  Estimated Total
                              Benefits    Annual    Compensation
               Aggregate      Accrued     Benefits  from all 17
               Compensation   as Part of  Upon      Delaware
Name           From Fund      Fund        Retire-   Group
                              Expenses     ment*     Funds

W. Thacher
     Longstreth     $3,220    None      $30,000   $51,916
Ann R. Leven        $3,723    None      $30,000   $60,052
Walter P. Babich    $3,618    None      $30,000   $57,916
Anthony D. Knerr    $3,657    None      $30,000   $59,052
Charles E. Peck     $3,220    None      $30,000   $51,916

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life.
     The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each fund at the time of such person's retirement. If an eligible trustee/director retired as of April 18, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE

     The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.
     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting such an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.
     An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.
     In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
     Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.
     Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent.)
     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.
     As described in the Fund's Prospectus, neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
     With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
     Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) the Fund. No other Delaware Group funds will be available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).
     The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.
A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.
     Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                 *   *   *

     Following is a summary of the investment objectives of the other Delaware Group funds:
     Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.
     Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.
     Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.
     DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.
     Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

     Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

     U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
     Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.
     Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.
     Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.
     Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

     International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities,
along with the potential for capital growth.    Emerging Markets
Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.
     Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin. Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities. Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment-grade fixed-income securities issued by U.S. corporations.
     Delaware Group Premium Fund offers ten funds available exclusively as funding vehicles for certain insurance company separate accounts. Equity/Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. High Yield Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Money Market Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Growth Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Multiple Strategy Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Emerging Growth Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation.

     For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.
     Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

     The Manager is the investment manager of the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

     The Manager, or its affiliate Delaware International Advisers Ltd., also manages the investment options for Delaware Medallion[sm] III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers 10 different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds available outside the annuity. See Delaware Group Premium Fund, above.

     Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.
     The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor, and, in its capacity as such, DDI, received net commissions from the Fund on behalf of Class A Shares after reallowances to dealers, as follows:



Fiscal         Total Amount        Amounts      Net
Year           of Underwriting     Reallowed    Commission
Ended          Commissions        to Dealers    to DDLP/DDI

2/29/96        $1,812,149         $1,508,209    $303,940
2/28/95         2,314,576          1,933,079     381,497
2/28/94         5,279,191          4,394,782     884,409

     For the fiscal year ended February 28, 1994, there were no Limited CDSC payments received with respect to Class A Shares. For the fiscal year ended February 28, 1995, the Distributor, and, in its capacity as the Fund's national distributor, DDI, received Limited CDSC payments in the aggregate amount of $9,359 with respect to the Class A Shares. For the fiscal year ended February 29, 1996, there were no Limited CDSC payments received with respect to Class A Shares.
     For the period May 2, 1994 (date of initial public offering) through February 28, 1995, the Distributor, and, in its capacity as the Fund's national distributor, DDI, received CDSC payments in the aggregate amount of $4,941 with respect to the Class B Shares. For the fiscal year ended February 29, 1996, the Distributor received CDSC payments in the amount of $47,610 with respect to Class B Shares.
     For the period November 29, 1995 (date of initial public offering) through February 29, 1996, there were no CDSC payments received with respect to Class C Shares.
     Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

     The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.
     Bankers Trust Company ("Bankers"), One Bankers Trust Plaza, New York, NY 10006, is custodian of the Fund's securities and cash. As custodian for the Fund, Bankers maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disbursements of money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Shareholder and Trustee Liability
     Under Pennsylvania law, shareholders of the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.
     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.

Capitalization
     DMC Tax-Free Income Trust-Pennsylvania (which, as of May 18, 1992, is known and does business as Tax-Free Pennsylvania Fund) offers three classes of shares, Class A Shares, Class B Shares and Class C Shares, and has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. All shares have equal voting rights, no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the assets of the Fund and have the same voting and other rights and preferences, except that shareholders of the Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold.
However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the 12b-1 Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.
     Prior to May 2, 1994, Tax-Free Pennsylvania Fund A Class was known as Tax-Free Pennsylvania Fund class.

Noncumulative Voting
     The Fund's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.
     This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.


APPENDIX A--DESCRIPTION OF RATINGS

Bonds
     Excerpts from Moody's description of its bond ratings: Aaa- -judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Excerpts from S&P's description of its bond ratings: AAA-- highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree;
A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

State and Municipal Notes
     MIG-1/VMIG-1--Notes bearing either of these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
     MIG-2/VMIG-2--Notes bearing either of these designations are of high quality, with margins of protection ample although not so large as in the preceding group.
     SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
     SP-2--Satisfactory capacity to pay principal and interest.

































SAI-PA-CHT

APPENDIX B--TAX EXEMPT vs TAXABLE YIELDS


                                             1996 Rates

             Taxable Income


  Single Return        Joint Return        Fed      State Income
   $0-24,000            $0-40,100          15%           2.8%
$24,001-58,150       $40,101-96,900        28%           2.8%
$58,151-121,300      $96,901-147,700       31%           2.8%
$121,301-263,750     $147,701-263,750      36%           2.8%
  Over $263,750        Over $263,750     39.6%           2.8%


                           Tax-Free Yield - 5.0%


                                Federal            Federal
                 Federal          State              State
                  State          County             County
   Federal       County        Pittsburgh        Philadelphia
   Taxable       Taxable         Taxable            Taxable
 Equivalent    Equivalent     Equivalent(1)      Equivalent(2)

    5.88%         6.46%          7.29%             6.81%
    6.94%         7.56%          8.38%             7.96%
    7.25%         7.87%          8.69%             8.29%
    7.81%         8.45%          9.27%             8.90%
    8.28%         8.93%          9.75%             9.41%


                           Tax-Free Yield - 6.0%

                                 Federal            Federal
                 Federal          State              State
                  State          County             County
   Federal       County        Pittsburgh        Philadelphia
   Taxable       Taxable         Taxable            Taxable
 Equivalent    Equivalent     Equivalent(1)      Equivalent(2)

    7.06%         7.67%          8.50%             8.09%
    8.33%         8.98%          9.81%             9.47%
    8.70%         9.36%         10.18%             9.86%
    9.38%        10.06%         10.88%            10.60%
    9.93%        10.63%         11.45%            11.20%

                              1996 Rates

             Taxable Income


  Single Return        Joint Return        Fed      State Income

   $0-24,000            $0-40,100          15%           2.8%
$24,001-58,150       $40,101-96,900        28%           2.8%
$58,151-121,300      $96,901-147,700       31%           2.8%
$121,301-263,750     $147,701-263,750      36%+          2.8%
  Over $263,750        Over $263,750     39.6%+          2.8%


                         Tax-Free Yield - 7.0%

                                 Federal            Federal
                 Federal          State              State
                  State          County             County
   Federal       County        Pittsburgh        Philadelphia
   Taxable       Taxable         Taxable            Taxable
 Equivalent    Equivalent     Equivalent(1)      Equivalent(2)

    8.24%         8.88%          9.71%             9.36%
    9.72%        10.41%         11.24%            10.97%
   10.14%        10.85%         11.67%            11.43%
   10.94%        11.66%         12.49%            12.29%
   11.59%        12.33%         13.16%            13.00%


                           Tax-Free Yield - 8.0%

                                 Federal            Federal
                 Federal          State              State
                  State          County             County
   Federal       County        Pittsburgh        Philadelphia
   Taxable       Taxable         Taxable            Taxable
 Equivalent    Equivalent     Equivalent(1)      Equivalent(2)

    9.41%        10.09%         10.92%            10.64%
   11.11%        11.84%         12.67%            12.48%
   11.59%        12.34%         13.16%            13.00%
   12.50%        13.27%         14.09%            13.99%
   13.25%        14.04%         14.86%            14.79%


Equivalent yields are based on a fixed $1,000 investment with all taxes deducted from income. Included in all areas are the effects of: federal income tax minus savings from itemizing state and local taxes, a 2.8% Pennsylvania income tax and a 4 mill county personal property tax. (1) Pittsburgh equivalent yields also include 4 mill city and 4 mill school property taxes. (2) Philadelphia equivalent yields also include the 4.96% school income tax. While it is expected that the Fund will invest primarily in obligations exempt from taxes, other income received by the Fund may be taxable. The yield used in the illustration should not be considered representative of the Fund's yield at any specific time.


+For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains)applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $263,750. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.













































APPENDIX C


Investing in Pennsylvania Tax-Exempt Obligations
     The following information constitutes only a brief summary, does not purport to be a complete description, and is derived from official statements prepared in connection with the issuance of bonds and notes of the Commonwealth of Pennsylvania (the "Commonwealth") and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth or of local government units located in the Commonwealth. The Fund has not independently verified this information.
     The fiscal years 1990 through 1994 were marked by public health and welfare costs growing at a rate double the growth rate for all state expenditures. During this period, public health and welfare costs rose by an average annual rate of 9.4% while tax revenues were growing at an average annual rate of 5.8%. Consequently, spending on other budget programs was restrained to a growth rate of 4.7%, and sources of revenues other than taxes (including transfers from other Commonwealth funds and hospital and nursing home pooling of contributions to use as federal matching funds) became larger components of fund revenues.
     Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in its fiscal year-end unappropriated General Fund balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfer to the Tax Stabilization Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 unappropriated surplus (prior to transfers). Commonwealth revenues totalled $16,224.6 million, $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674 million, representing an increase of 5% over spending during fiscal 1994.
     The enacted fiscal 1996 budget provides for expenditures from Commonwealth revenues of $16,161.7 million, a 2.7% increase over total appropriations from Commonwealth revenues in fiscal 1995. The fiscal 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes but prior to tax refunds, of $16.27 billion, an increase over actual fiscal 1995 Commonwealth revenues of .3%. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9%. Tax changes (reductions) enacted with the fiscal 1996 budget totaled $282.9 million, representing an approximate 1.7% of base revenues. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99% was accelerated to the 1995 tax year; a double weighing was provided for the sales factor of the corporate net income tax apportionment calculation; and the maximum allowance for the net operating loss deduction was increased from $500,000 to $1 million. The fiscal 1996 cost of these corporate net income tax changes is estimated to be $210.8 million. Other major components of the tax reduction include a $12.1 million decrease for the capital stock and franchise tax from an increase in the exemption amount; $24.7 million from the repeal of the tax on annuities; and $27.9 million from an acceleration of the scheduled phase-out of the inheritance tax on transfers of certain property to a surviving spouse. A 90-day amnesty program was also authorized in the tax bill and will be available to taxpayers from mid-October 1995 through mid-January 1996.
     Nonagricultural employment in the Commonwealth declined by 5.1% during the recessionary period from 1980 to 1983. In 1984, the declining trend was reversed as employment grew by 2.9% over 1983 levels. From 1983 to 1990, Commonwealth employment continued to grow each year, increasing an additional 14.3%. For the last three years, employment in the Commonwealth has increased 2.0%. The unemployment rate in Pennsylvania as of October 1995 stood at a seasonally adjusted rate of 5.1%. The seasonally adjusted national unemployment rate for October 1995 was 5.5%.
     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate-approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.
     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1995, the Commonwealth had $5,045 million of general obligation debt outstanding.
     Other state-related obligations include "moral obligations."

Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally handicapped. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.
     Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. In addition, the Commonwealth maintains pension plans covering state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1994 the State Employees' Retirement System had a $249 million surplus and the Public School Employees' Retirement System had a total unfunded actuarial accrued liability of $3,797 million.
     The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 17, 1995, as modified in July 1995.
     To date, PICA has issued $1.42 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain general obligation bonds, funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1994 reflects a surplus of approximately $15.4 million, up from approximately $3 million as of June 30, 1993. Preliminary unaudited financial statements as of June 30, 1995 projected a surplus approximating $59.6 million and published news accounts indicate that the official surplus was $80.5 million.
     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on governmental operations.

























FINANCIAL STATEMENTS

     Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended February 29, 1996, are included in the Fund's
Annual Report to shareholders.   The financial statements, the
notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.
















































     The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN

Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006

























                                  TAX-FREE PENNSYLVANIA FUND

                                    A CLASS

                                    B CLASS

                                    C CLASS

                                    CLASSES OF TAX-FREE

                                    PENNSYLVANIA FUND








                                    PART B

                                    STATEMENT OF
                                    ADDITIONAL INFORMATION



                                    APRIL 29, 1996
                                   (as revised December 17, 1996)














                                                      DELAWARE


                                                      GROUP